Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Tax loss carried forward		$ 250,387	$ 193,219
Allowance for expected credit loss of receivable, accrued expense and others not currently deductible for tax purposes		32,441	35,457
Deferred revenue		1,507	1,609
Impairment of investment		2,922	2,813
Others		(85)	(22)
Valuation allowance	[1]	(272,922)	(224,130)	$ (242,051)	$ (213,688)
Deferred tax assets, net		14,250	8,946
Deferred tax liabilities:
Related to the fair value changes of investments		12,015	12,586
Related to acquired intangible assets		38,089	45,351
Others		9,214	4,964
Deferred tax liabilities		59,318	62,901
Deferred tax assets, net		2,563	0
Deferred tax liabilities		$ 47,631	$ 53,955

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was mainly provided for net operating loss carry forwards because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.